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




                  SAFE HARBOR STATEMENT UNDER THE PRIVATE

                  SECURITIES LITIGATION REFORM ACT OF 1995

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of FirstEnergy Corp. and GPU, Inc. are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: failure to obtain expected synergies from the merger, delays in obtaining or adverse conditions contained in any required regulatory approvals, changes in laws or regulations, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy market prices, availability and pricing of fuel and other energy commodities, legislative and regulatory changes (including revised environmental and safety requirements), availability and cost of capital and other similar factors. Readers are referred to FirstEnergy's and GPU's joint proxy statement/prospectus dated October 19, 2000, and their most recent reports filed with the Securities and Exchange Commission.




                                                               1

           1   The following information is the transcript

           2   of FirstEnergy Corp.'s webcast presentation

           3   to the financial analysts on Monday, October 30,

           4   at the Edison Electric Institute Financial

           5   Conference in San Francisco. The live webcast

           6   of the presentation can be accessed at the

           7   following Internet address:  www.firstenergycorp.com/ir.

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                                                               2

           1                 P R E S E N T E R S

           2

           3   MR. PETER BURG

           4   MR. RICHARD M. MARSH

           5   MR. KURT E. TUROSKY

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           1              MR. TUROSKY:      I'd like to welcome

           2   everybody here.  My name is Kurt Turosky, and I'm

           3   the manager of Investor Relations.  And, again,

           4   I'd like to welcome everyone here that can join

           5   us for our luncheon here today, as well as those

           6   listening in on the Internet for our Webcast.

           7        In just a minute, Pete Burg and Rich Marsh

           8   will provide an update on FirstEnergy's strategic

           9   and operational performance and outlook.  In that

          10   regard, I'd like to mention that this

          11   presentation contains certain forward-looking

          12   statements within the meaning of the "Safe

          13   Harbor" Provisions of the United States Private

          14   Securities Litigation Reform Act of 1995.  We

          15   encourage listeners to read the Safe Harbor and

          16   additional information statements concerning

          17   forward-looking information contained at the back

          18   of the presentation slides.

          19        I'd also like to mention that copies of our

          20   joint proxy statement dated October 19th, 2000,

          21   regarding our merger with GPU are at the back of

          22   the room, as well as available on our website.

          23        Now, I'd like to introduce Pete Burg, our

          24   Chairman and CEO.

          25              MR. BURG:         Thank you, Kurt.

           1   I'm glad we got the American Bar Association

           2   preliminaries out of the way there, or whatever

           3   that was.

           4        Welcome to all of you.  We know we're

           5   behind.  We're trying to move quickly, trying to

           6   allow some time for questions, but at the end

           7   here, when your agenda has ended, we understand

           8   if you have to get up and leave.  So no problem

           9   with us on that.  I'm not encouraging you to

          10   leave when you're done eating, but in case you

          11   need to, we understand.

          12        The big thing we want to get across to you

          13   today is that our strategy is essentially on

          14   course.  We've made significant progress, we

          15   think, in positioning FirstEnergy to become the,

          16   really, premier-energy and related-services

          17   supplier in the targeted region that we have in

          18   the northeastern quadrant of the United States.

          19   Our earnings and cash flow have enabled us to

          20   really strengthen our balance sheet and also to

          21   allow the expansion of our unregulated

          22   businesses.

          23        We've reached a significant milestone,

          24   obviously, in the past year in Ohio with the

          25   transition plan being approved, giving us the

           1   opportunity for stranded cost recovery and also

           2   the opportunity for our unregulated affiliates to

           3   compete on a level playing field in Ohio.

           4        We continue to improve our performance at

           5   the generating aspect of our operations.  We have

           6   a world-class nuclear operation at Perry and

           7   Davis-Besse, and Beaver Valley is continuing it's

           8   improvement.  And Rich will talk some more about

           9   that later.  The GPU/FirstEnergy merger that we

          10   announced here about two months ago accelerates,

          11   really, our retail strategy.  It doubles our

          12   customer base and, we think, enhances our revenue

          13   and earnings prospects are going forward.

          14        We're organizing ourselves really into three

          15   business units:  the competitive element, the

          16   shared services unit, as well as the wires or

          17   regulated segment.  Earnings drivers for each of

          18   these segments are shown on the chart here at the

          19   bottom and in the handouts that you have in front

          20   of you, that are underneath your lamb chops or

          21   whatever you have in front of you right now.

          22   We'll spend most of the rest of the day,

          23   though -- most of the rest of the time, I should

          24   say, discussing the competitive business unit.

          25        The success and growth of our retail

           1   strategy, we think, will come from cost

           2   effectively -- cost effectively building market

           3   share in the 13-state region that we've targeted.

           4   Our customer focus is on a segmented, large

           5   commercial and industrial accounts and the mass

           6   market in our franchise territory.  I want to

           7   reemphasize that, because we've talked in the

           8   past about our retail strategy, and the retail

           9   strategy, again, focuses on residential only in

          10   our franchise territories, but commercial and

          11   industrial accounts outside of those areas.

          12   We're forging partnerships -- long-term

          13   partnerships with our customers to maximize

          14   margins through bundling value-added services.

          15        We think we really are distinguishing

          16   ourselves, vis-a-vis our competitors, with an

          17   integrated portfolio of asset backed products and

          18   services and really becoming the customer's

          19   one-stop source for energy solutions.  And some

          20   indications of our early successes come from our

          21   MESA contracts and from our gas program that I'll

          22   talk about here in a second.

          23        First of all, the Master Energy Service

          24   Agreements or MESAs, they really are the total

          25   customer solution, our one-stop shop.  We manage

           1   all of the customers' energy and facilities needs,

           2   enabling the customer to focus on their core

           3   business.  MESAs are long-term partnerships with

           4   large multi-facility accounts.  We have specific

           5   industry segments that we're targeting in the commercial

           6   and industrial marketplace.  It's a win-win situation, we

           7   think, for both parties.  It reduces the customer's

           8   energy costs and provides high-value added margin

           9   services.

          10        I can tell you firsthand I've met in the

          11   last week with three of these kinds of accounts

          12   where we're trying to sell our multi-facility

          13   sites, and I am further reinforced that there are

          14   substantial opportunities here for us and for no

          15   other reason really than the fact that -- you'd

          16   be surprised at the level of knowledge at the

          17   senior-management positions, I'll say, with

          18   respect to energy buys that many companies have

          19   across this country.  I think we're opening eyes

          20   up at times when we come and talk to them.

          21        In terms of some -- just a few examples of

          22   successes we have shown here:  the Republic

          23   Technologies, a five-year deal to purchase all of

          24   their commodity energy services; the Reserve

          25   Group, a five-year $150 million revenue transaction;

           1   Boyas Excavating, now conducting the

           2   largest economic development project in the State

           3   of Ohio and the suburb of Cleveland.  We signed,

           4   with Kent State University, a three-year contract

           5   at eight of their facilities.  Acme food stores,

           6   a three-year contract at 51 of their facilities.

           7   But these are the kinds of successes we're having

           8   in these areas.  We're presently in discussion

           9   with numerous other accounts, and we would hope

          10   to be able to announce some of those successes

          11   again in the near future.

          12        I will tell you, however, one of the

          13   frustrating things about these kinds of sales is,

          14   it's not something that, you know, a broker might

          15   come in the door and say, "Hey, you want to buy

          16   some FirstEnergy stock today?"  And the customer

          17   says, "Done" or "Not done."  These things take

          18   some nurturing.  So sometimes over several --

          19   over several months.

          20        Another recent success was our so-called

          21   "Blue Light Special."  This is the advertisement

          22   that we used in the paper.  Really, it was a

          23   gas-choice program in the Dominion East Ohio

          24   territory in Ohio.  We launched a campaign that

          25   would have achieved, if successful, in our view,

           1   about 23,000 accounts during the initial phase

           2   and about 43,000 accounts by the end of the

           3   second phase, really, or into next year.  It was

           4   an overwhelming success.

           5        As we speak here today, we have 115,000

           6   accounts that we garnered on that program.  Over

           7   90 percent of them selected a three-year term,

           8   and it really was a significant step, we think,

           9   for us, to jumpstart our image as being, really,

          10   the total-energy provider in our previously

          11   native territory -- native franchise territory,

          12   if you will.

          13        Again, we think it was successful in the

          14   sense also, that many of those customers -- most

          15   of those customers asked for information on the

          16   Electric Choice Program that will begin next year

          17   with FirstEnergy Services.  Also, the

          18   customer-acquisition costs were only about a

          19   fourth of what we had originally intended to

          20   spend just because of the positive press that we

          21   got on the program itself.

          22        We think there are significant growth

          23   opportunities for us on the natural gas side of

          24   the business.  The economics of this transaction,

          25   I will tell you they were profitable.  Were they

           1   "wanted to kick your socks off," if you will?

           2   No.  But we think it is an investment, they were

           3   profitable, and we think it was a very positive

           4   investment for the long term.  And, again, we

           5   were flabbergasted by the success.  We actually

           6   had people actually lining up -- lining up in

           7   cars at our sales office to get their forms in

           8   before the deadline.

           9        Well, this slide that I want to touch on

          10   here is one from the merger presentation that we

          11   made after the GPU/FirstEnergy announcement,

          12   talking about a 7- to 8-percent post-merger

          13   earnings per-share target.  We're expecting the

          14   unregulated sides of the business to be the key

          15   drivers there.  The electric and natural gas

          16   commodity and facility services groups are the

          17   main components of that unregulated business

          18   segment.

          19        As these enterprises evolve, we view these

          20   businesses, really, as our emerging stars, with

          21   high growth potential and high margin potential.

          22   And the merger will increase our customer base,

          23   and we think it does accelerate this retail

          24   strategy and enhances our growth potential.

          25        We wanted to spend a few minutes today to

           1   focus a little bit on the power-supply

           2   opportunities that we see with respect to the

           3   GPU/FirstEnergy merger.  We are confident -- we

           4   are confident that we can cost effectively manage

           5   this situation through a balanced portfolio

           6   approach, involving three elements:  Owned

           7   assets, contracts and spot market purchases.

           8        The balanced approach, obviously, protects

           9   us from fluctuating market prices.  For example,

          10   if we're long generation, we're at risk for

          11   falling prices.  If we're short generation, we're

          12   at risk to rising prices.  And, really, at these

          13   former stand-alone situations was essentially

          14   100-percent physical assets; didn't really

          15   possibly provide the best possible balance from a

          16   risk-management standpoint.  By managing the

          17   supply needs, really, of this bigger base, we

          18   think we can improve our overall risk position.

          19        Going forward, then, a balanced approach is

          20   preferred, really given the inherent uncertainty

          21   that we will be facing in these new deregulated

          22   markets.  Uncertainties including fluctuating

          23   market prices as well as customer switching

          24   rates.  And as the market continues to unfold,

          25   I'll also tell you we'll be flexible with respect

           1   to our portfolio mix.  It will be dynamic going

           2   forward.

           3        The fact that FirstEnergy has substantial

           4   generating capacity and is adding more, I think,

           5   provides us with many more options to cost

           6   effectively manage the GPU supply needs going

           7   forward.  We have substantial experience managing

           8   supply needs in the Pennsylvania and New Jersey

           9   markets, both through our Penn Power subsidiary as

          10   well as our unregulated sales activities that

          11   have taken place over the past year or so.

          12        We've implemented a comprehensive risk and

          13   credit management program throughout our

          14   organization that will enable us to avoid some of

          15   the pitfalls that we've seen in the marketplace.

          16   We think we're also well prepared to manage the

          17   transmission side of the equation.  We're

          18   interconnected, as you know, with GPU.  We think

          19   alternative transmission routes are available in

          20   the system.  Non-firm transmission, really, is

          21   available throughout most of the year.  And

          22   physical delivery is not necessary to effectively

          23   hedge in PJM, as I'll give you an example of on

          24   the next page, based at all times.

          25        Owning generation, as I said, gives us two






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           1   key options.  One is the ability to effectively

           2   hedge against rising markets prices in PJM.  For

           3   example, the prices in PJM and ECAR, the area

           4   that FirstEnergy is in, really are pretty much

           5   highly correlated.  When prices spike in PJM

           6   during peak and load conditions and we are buying

           7   in the spot market at that point in time, we're

           8   able to mitigate those price spikes by selling

           9   into the ECAR market, maybe sometimes at higher

          10   prices.

          11        Another option is to increase the output

          12   from our fossil units, which, really, recently

          13   have been underutilized if for no other reason

          14   than our nuclear facilities have been running

          15   so well.  So we think that is very important to

          16   us as well in managing this.

          17        Also, the substantial fuel savings that

          18   we've recently realized on the fossil side of our

          19   business really have made most of our fossil

          20   units very, very competitive at the margin.

          21   Also, in increasing our utilization of these

          22   facilities, we'll make the units more cost

          23   effective.  There are now significant costs

          24   associated with cycling some of these fossil

          25   units that really were not designed for cycling






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           1   purposes.

           2        At these (units), generation capacity is

           3   expanding.  We currently have about 12,000

           4   megawatts of generation and are adding a little

           5   over 1,150 megawatts of gas-fired CT's by the

           6   summer of 2002.  Also, various contractual

           7   obligations are terminating in the next few

           8   years, freeing up an additional 830 megawatts for

           9   sale.  We expect to garner another 500 or so

          10   megawatts on peak through liability improvements

          11   as well as capitalizing on the differences

          12   between the FirstEnergy system peak and the GPU

          13   system peak, which are not totally coincidence.

          14        Our recent experience -- a recent experience

          15   in sourcing power in PJM for unregulated business

          16   activities and expansions proved to us that there

          17   is reasonably priced capacity in PJM.

          18   Significant generation additions are also planned

          19   over the next couple of years.  Some 10,000

          20   megawatts are planned for the PJM area.  Now, I'm

          21   not saying that all of that's going to be built,

          22   but even if a significant amount or a reasonable

          23   amount of that is built, that will obviously free

          24   up capacity.

          25        We're currently also evaluating some






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           1   innovative medium and long-term arrangements.

           2   Some of these alternatives include gas-towing

           3   arrangements and capacity swaps from our ECAR

           4   units.

           5        In managing our commodity risks, one

           6   additional element will be to adjust our supplies

           7   portfolio, as I said before, to better match the

           8   evolving characteristics of our sales portfolio

           9   with respect to both customer loads, as well as

          10   contract terms.

          11        And, finally, let me say just briefly that

          12   by reiterating -- I want to reiterate our

          13   confidence in our ability to meet the supply

          14   needs cost effectively and to mitigate our risks

          15   through a balanced portfolio approach, as I said,

          16   involving efficient, low-cost generation,

          17   innovative long-term supply contracts and

          18   strategic spot purchases, while at the same time,

          19   I think, giving us opportunities to further

          20   enhance the value, if you will, of our

          21   fossil-generating assets.

          22        And I will stop here, and I'll ask Rich

          23   Marsh, our Chief Financial Officer, to come up

          24   and give you some more details with respect to

          25   our financial position and what we're doing






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           1   operationally as well as the merger.

           2        So Rich?

           3              MR. MARSH:        Thanks, Pete.

           4   Good afternoon everybody.  I appreciate everybody

           5   making time in their schedule to be with us

           6   today.  I know there's lots of demands on your

           7   time, but we appreciate you joining us.

           8        In the brief time that I have today, I want

           9   to try to give you some updates on three things.

          10   First, some of the progress we've made in terms

          11   of both our fossil and nuclear generation, as

          12   Pete mentioned; second, to give you an update on

          13   the timing regarding the merger, and the third

          14   item is to talk just very briefly about our

          15   recent financial results.

          16        Pete talked about some of the improvement

          17   we've made in our generation, and, obviously, the

          18   reliability and competitiveness of our units is

          19   going to be even more important going forward.

          20   It's been an area of considerable focus for us,

          21   and it's been an area of considerable investment,

          22   both in terms of O&M dollars and capital

          23   dollars to improve these units.

          24        We've made many strides both in our nuclear

          25   and fossil fleets to increase availability and






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           1   reduce production costs and to make them more

           2   competitive at the margin, as Pete mentioned.

           3   We're also installing additional peaking

           4   generation, which will help us get a more

           5   appropriate balance between base-load units and

           6   peaking units, and we plan to take advantage of

           7   the scale that 12,000 megawatts generation gives

           8   us to continue to gain further cost and

           9   operational efficiencies.

          10        I want to briefly talk about some of the

          11   things we've done in our fossil-fuel costs.  This

          12   is an area that maybe is not as widely recognized

          13   as it should be.  We have made some very

          14   significant improvements in terms of our costs,

          15   dollars-per-megawatt hours, which improves the

          16   competitiveness of these units at the margin -- a

          17   lot.  As you know, fuel makes up about two-thirds

          18   of the total costs of fossil production.  We're

          19   projecting about a 30 percent decrease in our

          20   fossil fuel and related expenditures over the

          21   1998 to 2001 time frame.  That's reduced our

          22   year-to-date fuel costs by about $94 million, or

          23   27 cents per share.  So a very significant item

          24   in terms of the income statement.

          25        There's two factors driving this.  The first

           1   is the end of the Quarto contract, which is

           2   the contract dating back many years in our

           3   Mansfield unit, which is our largest fossil fire

           4   plant, 2,360 megawatts.  The elimination of that

           5   provides a direct savings of about $58 million a

           6   year.  So a very significant benefit.

           7        The second factor in this trend is what we

           8   call "conversion economics," which is really

           9   matching the fuel mix, both in terms of the

          10   quality and the cost of the fuel that's burned,

          11   to market conditions.

          12        The premise is fairly simple:  When market

          13   prices are low, we burn low fuel quality,

          14   low-cost fuel.  And it can be even, in some

          15   instances -- for instance, in our Mansfield

          16   plant -- pet coke, which is probably one step

          17   above dirt, both in terms of cost and in terms of

          18   quality.

          19        When market prices are high and we want to

          20   run the plant at maximum capacity, we burn

          21   high-value coal.

          22        So it's really matching the input with the

          23   market conditions, and the key to this is our

          24   ability to make those changes very quickly as the

          25   market cycles.  This is not something where you

           1   often have a one- or two-day or three-day time

           2   period.  You have to be able to cycle these fuel

           3   mixes in response to quick moves.

           4        I wanted to talk about our nuclear

           5   portfolio.  I think it's fair to say we have a

           6   lot of pride in the progress we've made with our

           7   nuclear units over the last several years.

           8   You'll remember, we have four units now at three

           9   sites.  We have Perry, Davis-Besse, which was

          10   formerly operated by Centerior, and we also have

          11   full ownership now of Beaver Valley Units 1 and

          12   2, which were previously operated by Duquesne.  In

          13   total, it's about 3,700 megawatts or about 31

          14   percent of our total generation.  And we operate

          15   these as a portfolio through our FirstEnergy

          16   nuclear operating company.

          17        This chart shows some of the progress we've

          18   made with the Davis-Besse and the Perry plants in

          19   terms of capacity factors.  And you might

          20   remember that not too many years ago, these

          21   plants were considered troubled, and, in

          22   particular, Perry was considered a very troubled

          23   plant.  Over the last several years, we have

          24   turned these into what I can truly say are

          25   world-class units, world-class in terms of

           1   performance and in terms of rankings.

           2        A couple of indicators of the progress we've

           3   made have -- for instance, over the 1999 period

           4   through October of this year, these plants have

           5   operated at a force-outage rate of virtually zero

           6   percent.  Davis-Besse, for instance, was

           7   available for 346 days last year.  Perry's last

           8   refueling outage, which took place in 1999, was

           9   37 days, the shortest ever, and that's a record

          10   for any similar unit.  So a tremendous amount of

          11   progress.

          12        Beaver Valley, you might remember, prior to

          13   the swap with Duquesne at the end of 1999, we owned

          14   about three-quarters of that unit, but we had no

          15   operational control.  Performance of those units

          16   have been deteriorating and, in fact, was the

          17   major compounding factor in the events of the

          18   market meltdown of the summer of 1998.

          19        You might remember, for instance, Beaver

          20   Valley 1 was off-line for the first eight and a

          21   half months in 1998, while Beaver Valley 2 was

          22   off-line for the first 11 months of that year.  So

          23   those units were virtually unavailable to us

          24   during much of that time period when power prices

          25   were very high.

           1        Following the swap, we took our management

           2   team from Perry that was responsible for turning

           3   that unit around, moved them over to Beaver

           4   Valley so that they can supervise that, and I

           5   think -- although they have some challenges to

           6   continue to overcome in terms of material

           7   conditions, I think they've made some tremendous

           8   improvements.  Once again, these two units have

           9   operated at a force-outage rate of virtually zero

          10   percent this year versus 60 to 75 percent, which

          11   is where they had operated in 1998.

          12        Refueling outages have been greatly

          13   shortened.  Beaver Valley #1 this year was 52 days

          14   versus 74, which was the average for the prior

          15   four outages.  Beaver Valley just came off of a

          16   refueling outage of 32 days versus its average of

          17   73 days.  That was the shortest ever.  That was a

          18   station record and a FENOC record and was well

          19   in advance of our 44-day budget.  So great job

          20   there.  And, obviously, these improvements

          21   translate into reduced nuclear production costs.

          22        Although this trend obviously gets impacted

          23   by refueling, you can see the trend is downwards,

          24   and we're projecting about a 30-percent reduction

          25   in nuclear production costs over the '98 to 2001

           1   time period.

           2        We're also increasing the capacity of some

           3   of the units.  Perry, for instance, we've

           4   upgraded 42 megawatts this year, with an

           5   additional 18 megawatts coming on-line in the

           6   spring of next year.  That gives us more power

           7   without any additional incremental O&M costs.

           8   And also we're extending the refueling outages.

           9   Both Perry and Beaver Valley were moving from an

          10   18-month to a 24-month cycle.  And we will

          11   continue to use the advantages of a FENOC, our

          12   nuclear operating company, to operate those as a

          13   portfolio and take advantage of the shared savings

          14   and services that that brings about.

          15        I wanted to shift gears a little bit and

          16   talk about the merger and give you an update.  As

          17   Pete mentioned, GPU's 2 million customers and

          18   their geographic proximity make it a great fit

          19   for our retail strategy.  We're very excited

          20   about the potential that this will bring to our

          21   shareholders.  As we announced when the merger

          22   was announced on August 8th, it will be

          23   immediately accretive to both earnings and cash

          24   flow and will allow us to grow our earnings more

          25   rapidly then we could have before.

           1        You might remember, we were sort of at about

           2   a 5-percent annual growth rate.  This will allow

           3   us to grow our earnings into what we believe is

           4   7- to 8-percent earnings rate going forward.  It

           5   also gives us some meaningful synergy

           6   opportunities.  You might remember we announced

           7   that we believe we've captured 5 percent of

           8   nongeneraton O&M and synergy savings, which is

           9   about $150 million.

          10        The clock is running incredibly fast in

          11   terms of the time frame with the merger.  We've

          12   been very fortunate in terms of moving things

          13   along so far.  We were fortunate that the SEC

          14   chose not to review the proxy.  So that became

          15   effective on October 13th.  It was mailed out to

          16   shareholders on October 19th.

          17        The shareholder vote is scheduled in both

          18   Akron and Morristown for Tuesday, November 21st,

          19   which is only three weeks away, and that seems

          20   hard to believe.  Certainly, those of you here on

          21   the buy side, that have an influence on the

          22   proxy voting process, we certainly look forward

          23   to your support.

          24        As a refresher, the requirement to approve

          25   the transaction for GPU, the majority approval of

           1   votes cast for FirstEnergy, it's a majority

           2   approval of shares outstanding.  We're very

           3   mindful of the need for a quick integration and

           4   to prepare the Company to hit the ground running

           5   on day one.  We learned a lot with the

           6   integration process that we went through with

           7   Centerior.  I think that's going to serve us very

           8   well as we go into this process as well.

           9        We have already started the merger

          10   integration effort, and we're breaking this into

          11   what we call a "two-track approach."

          12        The first is we have nine strategy teams

          13   that will look at some of the higher-level issues

          14   involved with merging the two companies; not so

          15   much focusing on cost reductions or efficiencies,

          16   but rather, some of the strategic issues, such as

          17   commodity sourcing, obviously, a very important

          18   team, information technology, Telecom,  sourcing

          19   and procurement strategy, talent management.

          20   Those teams are in place and operating now,

          21   already holding meetings.

          22        We're also getting geared up for the actual

          23   transition efforts, putting the two companies

          24   together.  There will be 12 teams for that.  That

          25   process begins here in a few days in November,

           1   and we expect to have that finished by April.

           2   So, hopefully, by the time springtime rolls

           3   around, the integration process will be just

           4   about done.

           5        Most of the teams will be headquartered

           6   in -- in the Cleveland area.  A few will operate

           7   with some connection to Reading and Morristown as

           8   well.  And the Steering Committee is in place as

           9   well.  Pete Burg is chairing that.  It also

          10   includes Tony Alexander; Earl Carey, who is the

          11   head of our distribution group; and myself from

          12   the FirstEnergy side; and Fred Hafer, Carole

          13   Snyder, and Mike Chesser from the GPU side.

          14        Regulatory approvals.  I know we've received

          15   many questions about how we're doing on that, and

          16   there's been a lot of activity there as well.

          17   The first regulatory filing that we made with the

          18   joint application with GPU to the NRC, and it was

          19   for the indirect transfer of possession-only

          20   licenses for TMI-2, and also for the Saxton

          21   experimental research reactor, which is nearly

          22   decommissioned.  That was done in September.

          23        We also have a whole host of filings that we

          24   expect to make over the next several weeks.  And

          25   those include the FERC, the FCC, the Pennsylvania

           1   and the New Jersey Commissions.  Obviously very

           2   important filings.  The SEC under the Public

           3   Utility Holding Company Act, and, also, we do

           4   have one foreign approval, which is in Argentina.

           5        You might notice I did not say Ohio.

           6   Commission approval on that, our belief is that

           7   it does not require formal approval of the Ohio

           8   Commission.

           9        So things are moving very rapidly.  We're

          10   pleased with the pace we're making, and,

          11   obviously, we look forward to updating you after

          12   we make these filings.

          13        I wanted to shift gears a little bit and

          14   talk quickly about our financial results in 2000.

          15        Earnings were released October 17th.  I

          16   think many of you probably either listened in on

          17   the call or got an earnings release.  So I'm not

          18   going to spend a lot of time on this.  Just a few

          19   quick high points.  In the first quarter,

          20   earnings were 89 cents a share.  That's an

          21   increase of about 8 and a half percent from the

          22   prior year.  And on a year-to-date basis, $2.12,

          23   which is an increase of 7.6 percent.

          24        The themes were similar in the third

          25   quarter.  I know with many other utilities,

           1   obviously, weather was an important factor.  The

           2   mild weather had a very detrimental impact on

           3   sales.  For instance, residential sales were off

           4   about 20 -- I'm sorry -- about 10 percent during

           5   the quarter.  And on a year-to-date basis, that

           6   weather impact and reduced sales revenues has

           7   taken about 23 cents per share off earnings.  So

           8   very significant.

           9        Some of the drivers that helped us grow

          10   earnings during that period were reductions in

          11   fuel and purchase power.  As I mentioned, gains

          12   from the sale of emission allowances and reduced

          13   financing costs.  And those were somewhat offset

          14   by the lower electric revenues from the mild

          15   weather.  Increased O&M costs of some of our

          16   generating units, and a slightly reduced

          17   contribution from our non-reg businesses.

          18        The O&M increases that I mentioned were

          19   largely driven by three items:  increased

          20   ownership of nuclear following the swap, three

          21   refueling outages at our nuclear plants this year

          22   versus two last year, and also some increased

          23   levels of fossil maintenance at some of our major

          24   units and also some diesel generators that were

          25   leased as part of our summer risk supply

           1   strategy.

           2        This chart shows a metric that we use

           3   internally, which is called "shareholder cash

           4   flow," which is the cash flow that remains after

           5   construction; after nuclear fuel fabrication;

           6   after interest, preferred dividends and taxes.

           7   So basically, it's the cash flow after everything

           8   except payment of the common dividends.  So this

           9   is a good measure of the cash that's available

          10   for us to reinvest, or to buy back shares, pay

          11   off debt, make acquisitions, so on and so forth.

          12   These numbers are for

          13   FirstEnergy stand alone.  Don't take them to

          14   impact the merger.

          15        You can see, this year, we're expecting a

          16   shareholder cashflow of about $880 million.

          17   After dividends, that's about $547 million.  A

          18   slight increase next year to about $900 million or

          19   about $568 million after dividends.

          20        One of the very important uses for that free

          21   cash flow has been to reduce our debt leverage to

          22   pay off debt.  And over the 1997 to '99 period,

          23   we've retired about a $1.2 billion worth of debt,

          24   refinanced an additional $2.1 billion worth of

          25   debt, which has produced interest savings of

           1   about $186 million.  We've also reduced our

           2   leverage from 67 percent to 59 percent.  So very

           3   big progress in that area.

           4        So far, this year, we've paid off/redeemed

           5   for $383 million worth of debt.  A little bit

           6   more to go in the fourth quarter.  There will be

           7   slightly over $400 million by the end of the

           8   year.  And we've also refinanced $450 million

           9   worth of debt; primarily, pollution-control

          10   notes.  Together, these activities, this year,

          11   will produce annualized earnings of $31 million

          12   or about 7 cents per share.  So it's a

          13   significant item in our ability to grow earnings

          14   going forward.

          15        Obviously, we're very gratified that our

          16   debt-reduction efforts have been recognized

          17   recently by both Moody's and Fitch, in terms of

          18   upgrades.  The senior secured debt of our

          19   operating companies is now at an investment grade

          20   level from those two agencies.  So we're -- we're

          21   happy to see that the progress that we've made is

          22   being recognized in terms of improved debt

          23   ratings.

          24        I wanted to give you a quick update on our

          25   share-repurchase program as well.  You might

           1   remember that in 1998, the board approved the

           2   purchase of up to 15 million shares over a

           3   three-year period.  We started that program in

           4   1999, and we're, right now, about probably

           5   three-quarters of the way done.  We've purchased

           6   11.4 million shares in total, a little over 5

           7   million shares so far this year.  Those numbers

           8   also include 1.4 million shares that we acquired

           9   through our forward structure, in which we'll

          10   settle in the next week or two, I believe, in

          11   early November.

          12        So our expectation is we will go ahead and

          13   conclude this program probably in the first

          14   quarter of 2001.  We've been buying these shares

          15   on an opportunistic basis.  Obviously, we think,

          16   right now, the stock has great value.  So our

          17   expectation is we're going to go ahead with the

          18   program and, probably, in the first quarter of

          19   next year, finish up that authorization.

          20        Just one other quick financial note before

          21   we close up today.  I know many of you are

          22   starting to work on your models for next year and

          23   may have questions about how the restructuring

          24   plan that we put in place will impact earnings

          25   and cash flow.  So I just wanted to give you a

           1   few little high-level indicators of that.

           2        Under the plan, our residential customers do

           3   receive a 5-percent reduction on the generation

           4   component of their bill, which would equate to

           5   something like about a -- I believe it's a

           6   3-percent overall rate reduction.  That will

           7   reduce our revenues next year, in 2001, by about

           8   $50 million.

           9        The transition bill also provides for

          10   incentives to the shopping credit:  45 percent

          11   for residential customers initially, 30

          12   percent -- I'm sorry.  45 percent for

          13   residential, 30 percent for commercial and 15

          14   percent for industrial.  We will recover those

          15   incentives through an extension of the recovery

          16   period, albeit without carrying costs.  So it

          17   doesn't have an earnings impact.  However, if we

          18   do achieve a 20-percent shopping level next year,

          19   it will have a cash-flow impact.  And we project

          20   that to be about a $70 million annualized

          21   cash-flow impact if that 20-percent shopping

          22   level is met.

          23        And, also, I'd just like to make the point,

          24   as we have several times in the past, the

          25   accelerations that we've been making under our

           1   1995 and 1997 rate plans will cease at the end of

           2   the year.  So far this year, we've

           3   accelerated about $375 million.  I suspect it

           4   will be about $400 million or a little bit more

           5   by the end of the year.  We accelerated $352

           6   million last year.  So that will go away at the

           7   end of the year along with the rate plans.

           8        However, we believe that the amortizations, of

           9   the recovery of the regulatory assets, next year

          10   will about approximate that amount.  So we don't

          11   expect a material positive or negative impact on

          12   earnings, although the nature of those

          13   accelerations and amortizations will change after

          14   this year.

          15        I'd just like to close by trying to review

          16   for you the progress that we've made over the

          17   last year.  I think back to October of 1999 when

          18   we were here at EEI, and some of things that

          19   we've accomplished over that time, and I think

          20   it's -- frankly, I think it's an impressive list.

          21   I don't know that it's all being reflected in the

          22   stock valuation, but I think we have made a

          23   tremendous amount of progress.

          24        As Pete said, we have a continued expansion

          25   of our retail strategy.  We've added 30,000

           1   commercial and industrial customers in

           2   Pennsylvania, New Jersey and Delaware.  Those

           3   customers are consuming over 4 billion kilowatt

           4   hours of electricity.  We have wrath of master energy

           5   service agreements in place with more being added

           6   on a regular basis.  And we've also been able to

           7   successfully establish ourselves as a gas

           8   supplier.

           9        Pete mentioned that program, which amounts

          10   to about 18-billion cubic feet of gas or about

          11   14-percent of East Ohio Gas' total viewput.  So

          12   very quickly, we've been able to establish

          13   ourselves as a major player in the gas

          14   marketplace.

          15        Also, at this time last year, I think, there

          16   probably would not have been too many people in

          17   the room that would have taken the bet that we'd

          18   be able to come up with a transition plan that

          19   would be able to be signed off on by all the

          20   major intervenors in the case, and would allow us

          21   the opportunity to recovery the $7 billion in

          22   stranded assets.  But we were able to do that.

          23   We were able to come up with a plan that is fair

          24   and balanced and will allow our affiliates to

          25   compete on a level playing field, going forward.

           1   That plans gives us a great foundation for

           2   success in the future.

           3        We have also continued to use the cash that

           4   the rate plans have generated to pay down debt

           5   and improve our financial flexibility, and we've

           6   made some major strides in terms of our

           7   generation performance.   We've gained control

           8   over all our generating units now.  The old CAPCO,

           9   shared-ownership agreements are all gone.  We

          10   have total control over all our generating

          11   assets, which is an absolute necessity for a

          12   competitive marketplace, and we've also been able

          13   to make major improvements with our performance

          14   of our nuclear portfolio.

          15        And, finally, obviously, we announced the

          16   merger with GPU, which we remain very excited

          17   about.  We think that's going to be the

          18   springboard for us to take FirstEnergy to a new

          19   level.

          20        So we're very happy with what we've been

          21   able to do over the next year.  My wish for this

          22   year is when we come back for this meeting next

          23   time, those things will by reflected a little bit

          24   more fully in our stock price.

          25        So that completes our comments this morning.

           1   What I'd like to do is now open it up to any

           2   questions you might have for either Pete or

           3   myself, and we'll be glad to try to answer them.

           4              UNIDENTIFIED:     Rich?

           5              MR. MARSH:        Yes?  Tom.

           6              UNIDENTIFIED:     Okay.  Looking at

           7   the numbers year-to-date, you're about 7 cents a

           8   share from interest costs savings for next year,

           9   and if we had normal weather, that would be

          10   another 23 cents above where we are.  What is

          11   the -- I guess, the other components of growth

          12   for next year, excluding the merger?

          13              MR. MARSH:        Certainly, one of

          14   those components of growth is going to be the

          15   continued expansion of our retail strategy.

          16   Utility services group and sales and marketing

          17   group, this year, earnings for those two units

          18   have been a little bit behind.  Part of that's

          19   been power prices in the market, which has sort

          20   of held up some of our marketing activities, as

          21   has our decision to exit several business lines,

          22   such as our customer-advantage program, which

          23   wasn't as profitable as we originally estimated.

          24   I do expect that you will see a transition there

          25   next year, and that those will be a more positive

           1   contributor to earnings.

           2        I should probably mention that if you look

           3   at the fourth-quarter consensus earning estimates

           4   of 55 cents and you add that to our year-to-date

           5   actual, which is $2.12, that would get you the

           6   $2.67, which I think is -- should be a pretty good

           7   approximation of where we'll end up for the year.

           8        Obviously, we've said prior to the merger,

           9   we expect earnings to grow at 5 percent going

          10   forward, with an acceleration after the merger

          11   closed.  So if you take something in that $2.67

          12   vicinity and assume a 5-percent growth rate, that

          13   should get you in the right zip

          14   code for next year as well.

          15        Thanks, Tom.

          16        For those of you listening on the Internet,

          17   hands are going up everywhere around the room.

          18              UNIDENTIFIED:     Could you talk about

          19   the future of your Genco after you're able to

          20   complete the restructure?

          21              MR. MARSH:        Starting January 1st

          22   of 2001, in Ohio, generation function will be

          23   totally unregulated.  From a management

          24   standpoint, as Pete showed on the one chart

          25   today, we're -- we're breaking our company into

           1   several pieces, and the easiest way to

           2   conceptualize it is, take FirstEnergy as it

           3   exists today; pull out the regulated wires

           4   businesses, T&D; pull out the shared

           5   services, the corporate overhead functions, and

           6   everything that remains is the competitive

           7   business unit.

           8        That operation will be totally unregulated.

           9   It will serve the needs of the distribution

          10   company to a full requirements contract for 2005,

          11   but will give us a lot of flexibility to manage

          12   that portfolio -- that total portfolio in a

          13   manner that's responsive to market conditions.

          14        Do you want to add anything to that, Pete?

          15              MR. BURG:         Well, I hesitate to

          16   try to imply what you were getting at there,

          17   Peggy, but the other issue could be, are we going

          18   to stay?  Are we going to keep the generation --

          19   or the Genco in place, or are we going to do

          20   something as others have been doing here recently

          21   and so forth?  And I guess our position is --

          22   right now, is that hard assets -- some elements

          23   of hard assets are positive for us in terms of

          24   our strategy.  And, obviously, we don't have

          25   100-percent generating assets to serve the new

           1   customer base that we will have, and we feel

           2   comfortable with that.  We think we're in a --

           3   in a very good position.

           4        So, at this five minutes in time, it's our

           5   view, that given our situation, the best way to

           6   add long-term value to shareholders is to operate

           7   our generating fleet that we have, or tweak it a

           8   little bit in a way that we think is positive,

           9   and that will add value for our shareholders

          10   long-term.

          11        Now, short-term, if we were to sell that

          12   tomorrow, maybe that would do something more

          13   positive for the next 30 days.  But for the next

          14   long-term period of time, we think that's the

          15   whole -- our strategy is on course.

          16              UNIDENTIFIED:     Could you tell us --

          17              MR. BURG:         Go ahead, Norm.

          18              UNIDENTIFIED:     I was just getting

          19   the next one ready.

          20        Could you tell us something about your plans

          21   license extension on the nuclears?

          22              MR. BURG:        Okay.  Plans for

          23   license extension on the nuclear side of the

          24   business.  We don't have to face that quite yet;

          25   but, obviously, a number of other units around

           1   the country have applied for license extension.

           2   I guess one or two have already been granted.

           3   All other things being equal, at the time we have

           4   to make that decision, I would hope that we would

           5   look forward to doing that.

           6        And I will say this:  Some of the

           7   preliminary plans and procedures you have to go

           8   through in order to do that we'll be looking at

           9   very soon here to -- to possibly begin that

          10   process.

          11        What I would say to you -- and I mean this

          12   sincerely -- that our nuclear fleet, the way

          13   they're now operating, have become a competitive

          14   advantage for us from both an environmental, as

          15   well as a cost standpoint.  And so we're looking

          16   forward to continue to operate them in that -- in

          17   that manner.

          18              UNIDENTIFIED:     The offer you have

          19   in Ohio is very impressive.  Is that a

          20   fixed-price offer for the customer or a variable

          21   price, and how do you source the gas?

          22              MR. MARSH:        The gas program is

          23   a -- is a fixed price.  There were two options,

          24   and our first offer -- one was a one-year

          25   contract, and one was a three-year contract.  I

           1   don't remember the exact prices.  Around $5

           2   roughly speaking.

           3        We went out and hedged the gas for our

           4   expected customer load, and then, when the

           5   customer load became a little bit heavier, we had

           6   to go out and do some more hedging rather

           7   quickly, because the demand was so much heavier

           8   than we suspected.  But we do have a collar in

           9   place around that right now.  And we will have

          10   subsequent offers coming on, and as those

          11   customers are added, we'll hedge for that based

          12   on current market prices.

          13              UNIDENTIFIED:     Yes.  Two questions.

          14        One, you just talked a little bit about your

          15   nuclear fleet being a competitive advantage, and

          16   you obviously have the experience turning plants

          17   around.  I was wondering if you have any desire

          18   to perhaps purchase some of these plants going

          19   forward.

          20        And then the second area is -- your

          21   mandatory debt reductions for next year looks

          22   like it's going to be less than half of what it

          23   was this year, but, obviously with -- you know,

          24   your debt costs have come down with the rating agencies

          25   selling -- you know, upgrading and so forth.  Are

           1   you looking to perhaps do some refinancing to

           2   some of the call provisions and some other debt

           3   buy-backs, perhaps?

           4              MR. BURG:         I'll let Rich answer

           5   the second part of that question.  The first part

           6   of that question had to do with, I guess,

           7   additional generating capacity purchases,

           8   possibly.  Is that what you were suggesting?

           9              UNIDENTIFIED:     In the nuclear area.

          10              MR. BURG:         Right.  Again, we

          11   are relatively satisfied with the size of our

          12   fleet right now.  We may do some tweaking back

          13   and forth, but, again, going forward, we will

          14   obviously keep our eyes open, but we don't have

          15   any current plans to do anything in that area.

          16              MR. MARSH:        As far as the second

          17   part of your question, mandatory reductions next

          18   year are in the $180 million range roughly versus

          19   a little bit over $400 this year.  So it's a

          20   little bit less than half.  You know, depending

          21   on market conditions, obviously, we'll look at,

          22   optionally, callable issues and see what options

          23   we have there or paying down some of the

          24   shorter-term debt facilities as well.  But it

          25   will give us more flexibility because of the

           1   lighter mandatory schedule next year.

           2              UNIDENTIFIED:     (Inaudible.)

           3              MR. MARSH:        Yeah.  The question

           4   was:  What are the implications from the

           5   expiration of the PEPCO contract?

           6        Some of you may remember several years ago

           7   or maybe even a little bit more than that right

           8   now, we have reached an agreement to sell 450

           9   megawatts of power to Potomac Electric in the

          10   Washington D.C. area, and we've been doing that

          11   since that time.  That contract will expire at

          12   the end of 2005.  There is also an option that's

          13   available on the contract, I believe, for the

          14   amount of power to be cut back should we so

          15   desire, an option on our part.  So that contract

          16   will remain in place, we believe, through 2005.

          17   And at that point in time, that 450 megawatts

          18   becomes freed up and will allow us to redeploy

          19   those, you know, towards our total load, either

          20   in our service territory or in the PJM territory.

          21              UNIDENTIFIED:     (Inaudible.)

          22              MR. MARSH:        I don't know off the

          23   top of my head.  It's a decent contract for us,

          24   sure.  It's been in place for a long period of

          25   time.  The economic impact, I guess, at that

           1   point in time, will be where market prices are

           2   then versus the prices embedded in the

           3   contract.  So it becomes a lit bit of, you know,

           4   a guessing game at this point, and seeing that

           5   that's still a little bit a ways away, it's kind

           6   of hard too predict that.

           7              MR. BURG:         I think the point

           8   that Rich is trying to make on that is that we

           9   would think that you could be able to find a

          10   replacement buyer, if you will, for some of that

          11   power, if not all of that power, at that point in

          12   time, with hopefully not any disadvantage to us

          13   from an earnings standpoint.

          14        But we can get that number.  I don't have it

          15   on hand, either.

          16        Okay.  I know we're behind schedule.  So why

          17   don't we take one more question, and then many of

          18   us will be around here.  And the others of you,

          19   if you need to go, you can go.  So we'll take one

          20   more question, and then we'll stop.

          21              UNIDENTIFIED:     Yeah.  I was

          22   wondering about your nuclear-refueling schedule.

          23   You said there are two plants this year -- two

          24   plant outages.  I'm just wondering, you know,

          25   what the schedule looks like going forward in '01






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           1   and '02 and what, you know, the cost impact is of

           2   those outages, you know, O & M and the

           3   replacement fuel.

           4              MR. MARSH:        There were three

           5   refueling outages, which is a little bit unusual,

           6   this year.  That added roughly $45 million to

           7   O&M.  Next year, there will be two outages, and

           8   I believe, although I'm not positive, in 2002

           9   just two outages as well.  So this year was sort

          10   of an unusual occurrence.

          11        Does that answer your question?

          12              UNIDENTIFIED:     (Inaudible.)

          13              MR. MARSH:        In terms of O&M

          14   costs, about $45 million for the third refueling outage

          15   incremental expense.

          16              MR. BURG:         Okay.  Again, we

          17   want to just -- just, first of all, thank you all

          18   for coming.  I want to just make a couple of

          19   points before you leave the room.

          20        First off all, I want you to know and

          21   reiterate for you, reinforce the fact that our

          22   strategy is on track, number one.

          23        Number 2, the transition plan in Ohio is

          24   finalized.  Many of you had questions about that

          25   for a number of years.  That is done.  Hopefully,






                                                              45

           1   that's a positive outcome.

           2        Number 3, we continue to be excited about

           3   the opportunities with the FirstEnergy/GPU

           4   merger.  We think there are tremendous

           5   opportunities for us and a lot of potential.

           6        And, finally, I want to reemphasize the fact

           7   that that merger will be accretive to us.  I

           8   think that should be important as well to you as

           9   you value our situation.

          10        Thank you all very much for coming and good

          11   day.

          12              (Thereupon, the proceedings were

          13              concluded at 4:43 o'clock p.m.)

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